Emerald Holding, Inc. Second Quarter 2023 August 2, 2023 Exhibit 99.2

Notes Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This document contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; expectations regarding interest rates and economic conditions and the Company’s 2022 and 2023 financial guidance expectations. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believes, “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. In particular, statements regarding the post-pandemic recovery for live events, expected free cash flow generation, and the multiple avenues to return to organic growth are each forward-looking statements among others. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts. Past results are not indicative of future performance.

Participants Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key Q2 2023 Takeaways Sustained recovery trend in live events is driving significant year-over-year growth, supported by ongoing improvements in customer supply chains and a rebound in international travel Trajectory of recovery and forward visibility into event bookings supports outlook for $400+ million in Revenue and $100+ million in Adjusted EBITDA in FY 2023 Opportunity to expand Adj. EBITDA margins from 25% implied in 2023 guidance to 35%+ historical levels over time Emerald continues to launch and acquire new products and services that are complementary to its core business to better support customers year-round Diversified portfolio across multiple sectors with countercyclical benefits in a recession scenario Continue to generate positive free cash flow, supported by low-CAPEX requirements and working capital dynamics of events business where cash is collected in advance of an event staging

Revolutionizing the Trade Show Model Integrating technology and first party data to create a next-generation B2B platform Collection of leading B2B trade shows and conferences that bring together industry-specific communities Revenue is generated from the production of trade shows and conference events, including booth space sales, registration fees and sponsorship fees Emerald’s Core Services B2B websites and publications that provide industry specific business news and information across 20 sectors Revenue primarily consists of advertising sales for industry publications and digital products SaaS software enables year-round B2B buying and selling which averages $1 billion per month of wholesale gross transaction volume Grew customer base by 30% YoY in 2022 with net revenue retention rate of 110% Revenue consists of subscription revenue, implementation fees and professional services (1) Includes revenue from Trade Shows and Other Events. Connections (85% of FY 2022 Revenue)(1) Content Commerce

Enduring Value of Trade Shows

EMERALD

85%
of respondents say in-person events are irreplaceable because of their ability to drive commerce and networking that creates partnerships and innovation[(1)]

5:1 ROI
for 14% of Fortune 500 companies from their trade show exhibitions[(2)]

40%
of businesses say B2B exhibitions provide the highest value for their marketing objectives[(3)]

18%
of Chief Marketing Officers cite customer acquisition, retention and engagement as their #1 priority in 2022, up from 10% in 2021[(4)]

17.6%
2021-2026 CAGR projected for B2B trade show market size[(5)]

In-person trade shows and events continue to be an integral part of businesses' marketing budgets and among the highest ROI

Value to Exhibitors

- Generate leads and sales
- Introduce new products
- Build brands
- Strengthen relationships
- Educate the market
- Service customers

Value to Attendees

- Fulfill procurement needs
- Source new suppliers
- Reconnect with existing suppliers
- Identify trends
- Learn about new products / services
- Network with industry peers

(1) Source: Freeman, New Freeman Research Shows an Accelerated Return to In-Person Events.
(2) Source: TSL, 2023 150+ Trade Show Stats That Reveal All.
(3) Source: CEIR, Omnichannel Marketing Insights Report 1.
(4) Source: Gartner, What Marketing Budgets Look Like in 2022.
(5) Source: PwC, Global Entertainment & Media Outlook 2022-2026.

6

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Hired a head of product to action the holistic consolidated customer database 3-year brand operating plans across portfolio Value-based pricing structure Rigorous, perpetual brand reviews Improved customer retention Higher revenue per customer Focused investment in evolving brands Optimized event success and customer ROI Customer Centricity Emerald Xcelerator Targeted accretive M&A Partnership opportunities New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories Portfolio Optimization Daily content and insights across 20 industries Scaled B2B marketplace Increased cadence of online offerings New revenue streams Powerful first-party data Improved cross selling efforts 365-Day Engagement

Acquisitions and New Event Launches Driving Portfolio Optimization Strategic expansion into high growth industries and categories Entered long-term partnership with the NBA to launch fan events and festivals globally adjacent to high profile NBA events such as the All Star Game, NBA Draft and NBA Summer League Expect to ramp to multiple events, including international locations Select New Event Launches from Xcelerator New Event Launches Expected to Contribute 1-2 Percentage Points of Organic Revenue Growth per Year Educational platform that bridges business and Web3 innovation Will host second iteration at Retail Innovation Conference and Expo (RICE) with a focus on retail sector applications Launched in July 2023 Returned June 2023 B2B event dedicated to the Latin food and beverage sector Strengthens Emerald’s portfolio of leading food & beverage brands Launching in Sept. 2023 Social 3rd Party Digital Recent Acquisitions Leading B2B media company in the cannabis industry with portfolio of media brands + widely attended annual expo B2B e-commerce SaaS platform Premier global B2B event and thought leadership platform with a global presence Leading product database and integrator service provider for commercial AV Leading national trade show focused on educational spaces and equipment Subscription-based photography business education and e-learning service + conference Wholesale online marketplace platform to be combined with Emerald’s iconic NY NOW brand Launched June 2023 Leveraging the expertise of the Lodestone team, launching a consumer adventure travel and lifestyle show in June 2023 Leads into Emerald’s high profile Outdoor Retailer event Producer of Overland Expo adventure travel shows Launched in May 2022 New business unit dedicated to launching dynamic brands in emerging and high-growth markets Focused on new brands with an expected run rate of 4 – 6 shows per year

Q2 2023 Financial Highlights and Current Liquidity Position

EMERALD

Emerald experienced year over year growth across all categories as recovery momentum continues

Earnings Results

- Revenues of $86.5 million
- Diluted loss per share of ($0.29)
- Net loss of $8.1 million
- Adjusted EBITDA of $14.6 million(1)
- Free cash flow of $4.6 million(2)
- Free cash flow includes impact of one-time costs related to term loan extension totaling $2.1 million

Highlights and Developments

- Launched long-term partnership with the NBA to host series of global fan events, with first NBA Con held in Las Vegas in July
- Hosted first iteration of Overland Expo since acquisition with record attendance
- Events business accounted for 86% of Q2 revenues

Balance Sheet (as of 6/30/2023)

- $204.7 million of cash and cash equivalents
- Full availability on $110 million revolver.
- Net debt of $210.6 million, including $415.3 million outstanding term loan balance
- Completed extension of term loan to May 2026

Net Loss



($ in Millions)
($0.7)
($8.1)
Q2 2022
Q2 2023

Diluted Loss Per Share



($0.15)
($0.29)
Q2 2022
Q2 2023

Adj. EBITDA(1)



($ in Millions)
Excl. insurance proceeds
$7.5
$14.6
Q2 2022
Q2 2023

Free Cash Flow(2)



($ in Millions)
Excl. insurance proceeds
$2.4
$4.6
Q2 2022
Q2 2023

(1) See slide 13 of this presentation for a reconciliation of Net (Loss) Income to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds.

(2) The calculation of second quarter 2023 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring financing fees charged to interest expense of $2.1 million, acquisition related transaction costs of $0.2 million, acquisition integration and restructuring-related transition costs of $0.8 million, and non-recurring legal, audit and consulting fees of $0.4 million. The calculation of second quarter 2022 Free Cash Flow excluding event cancellation insurance proceeds, net, includes contingent consideration paid in excess of the original estimate of $2.1 million, acquisition related transaction costs of $2.0 million, integration-related transition costs of $0.2 million, and non-recurring legal and consulting fees of $0.8 million. The total of these items is $3.5 million and $5.1 million for the quarters ended June 30, 2023 and 2022, respectively.

9

10 2023 Guidance Signals Covid Recovery and Company Growth Revenue ($ in Millions) Adjusted EBITDA ex-Insurance(1) ($ in Millions) >$400.0 Guidance On average, revenue per event is progressing toward normalized levels Guidance implies 25% Adj. EBITDA margins, with room for continued improvement to pre-COVID margins of ~35%+ Year-to-date Free Cash Flow consistent with expected seasonal patterns 2023 Guidance FY 2023 Revenue expected to exceed $400 million FY 2023 Adjusted EBITDA expected to exceed $100 million FY 2023 Free Cash Flow expected to exceed $60 million before benefits of working capital(1) (1) See slide 14 of this presentation for a reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow. (2) See slide 13 of this presentation for a reconciliation of Net (Loss) Income to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds.

Conservative Balance Sheet and Strong Liquidity: Capital Structure As of June 30, 2023 Convertible Preferred Shares Issued $400M of Convertible Preferred Stock in 2020 during COVID business disruption Shares have an accumulated accreting return of 7% per annum on liquidation preference paid in-kind Emerald can force conversion of preferred shares after June 29, 2023, if common stock price exceeds $6.16 for 20 consecutive trading days (1) Debt includes outstanding gross balance of term loan. (2) Consolidated trailing twelve month EBITDA as of June 30, 2023 as defined in Amended and Restated Senior Secured Credit Facilities. Debt Full availability on $110 million revolver $403.1 million term loan balance outstanding (net of discount and fees) as of June 30, 2023   Common Shares Outstanding 62.9M       Preferred Shares     Liquidation Preference per Share as of June 30, 2023 $6.90   Initial Conversion Price / 3.52   Common Shares per Converted Preferred Share = 1.96 shares   Convertible Preferred Shares Outstanding × 71.4M   Additional Common Shares from Preferred Conversion = 139.9M       Total Shares (as-converted basis) 202.8M   Debt(1) $415.3   Cash and Cash Equivalents $204.7   Net Debt $210.6   Trailing Twelve Month EBITDA(2) $110.3   Net Debt / EBITDA 1.9x

Appendix

Adjusted EBITDA

EMERALD

UNAUDITED RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
	(dollars in millions) (unaudited)			
Net (loss) income	$ (8.1)	$ (0.7)	$ (1.0)	$ 15.4
Add (deduct):				
Interest expense, net	9.1	4.6	16.0	8.5
Loss on extinguishment of debt	2.3	—	2.3	—
Provision for (benefit from) income taxes	(4.4)	2.9	(1.7)	2.1
Goodwill impairment charge[(1)]	—	—	—	6.3
Intangible asset impairment charge[(2)]	—	—	—	1.6
Depreciation and amortization	12.9	14.0	26.4	28.3
Stock-based compensation	1.9	1.6	4.0	3.7
Deferred revenue adjustment	—	0.2	—	0.4
Other items[(3)]	0.9	(7.0)	5.1	(1.4)
Adjusted EBITDA	$ 14.6	$ 15.6	$ 51.1	$ 64.9
Deduct:				
Event cancellation insurance proceeds	—	8.1	—	31.8
Adjusted EBITDA excluding event cancellation insurance proceeds	$ 14.6	$ 7.5	$ 51.1	$ 33.1

1) For the six months ended June 30, 2022, represents non-cash charges of $6.3 million for goodwill in connection with the Company's interim testing of goodwill for impairment resulting from the change in operating segments and reporting units that occurred in the first quarter of 2022.
2) Intangible asset impairment charges for the six months ended June 30, 2022 represent non-cash charges of $1.6 million for certain indefinite-lived intangible assets in connection with the Company's interim testing of intangibles for impairment.
3) Other items for the three months ended June 30, 2023 included: (i) $0.2 million in acquisition-related transaction costs; (ii) $0.8 million in acquisition integration and restructuring-related transition costs, including one-time severance expense of $0.2 million; (iii) $0.4 million in non-recurring legal, audit and consulting fees and (iv) $0.5 million in gains related to the remeasurement of contingent consideration. Other items for the three months ended June 30, 2022 included: (i) $10.0 million in gains related to the remeasurement of contingent consideration; (ii) $0.8 million in non-recurring legal, audit and consulting fees; (iii) $2.0 million in acquisition-related transaction costs and (iv) $0.2 million in transition expenses. Other items for the six months ended June 30, 2023 included: (i) $0.9 million in acquisition-related transaction costs; (ii) $2.5 million in acquisition integration and restructuring-related transition costs, including one-time severance expense of $0.7 million; (iii) $2.2 million in non-recurring legal, audit and consulting fees and (iv) $0.5 million in gains related to the remeasurement of contingent consideration. Other items for the six months ended June 30, 2022 included: (i) $5.8 million in gains related to the remeasurement of contingent consideration; (ii) $1.2 million in non-recurring legal, audit and consulting fees; (iii) $2.9 million in acquisition-related transaction costs and (iv) $0.3 million in transition expenses.

13

Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022       (dollars in millions) (unaudited)   Net Cash Provided by Operating Activities   $ 7.3     $ 12.2     $ 16.2     $ 45.2   Less:                         Capital expenditures     2.7       1.7       6.4       4.9   Free Cash Flow   $ 4.6     $ 10.5     $ 9.8     $ 40.3   Event cancellation insurance proceeds     —       (8.1)     —       (31.8) Free cash flow excluding event cancellation insurance proceeds, net   $ 4.6     $ 2.4     $ 9.8     $ 8.5   Free Cash Flow UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW